UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

March 31, 2011

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ASTRO-MED, INC
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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COMMISSION FILE NUMBER                                                                0-13200

RHODE ISLAND	05-0318215
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(IRS EMPLOYER IDENTIFICATION NUMBER)

600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(401-828-4000)
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 8.01.   Other Events

The presentation attached hereto as Exhibit 99.1 is being presented by Astro-Med, Inc. (the “Registrant”) to certain investors and potential investors on March 31, 2011.  The presentation may be viewed at the Registrant’s website at www.astro-medinc.com under “Investing/Presentations & Webcasts”.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.                             Exhibit

99.1           Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

ASTRO-MED, INC.

Date: March 31, 2011	By:	/s/ Joseph P. O'Connell
Joseph P. O'Connell
Senior Vice President, Treasurer and Chief Financial Officer